Basis of Presentation and Consolidation and Summary of Significant Accounting Policies - Prepaid expenses and other current assets (Details) - USD ($) $ in Thousands	Sep. 30, 2025	Dec. 31, 2024	Dec. 31, 2023
Accounting Policies [Abstract]
Prepaid expenses		$ 566	$ 533
Stock subscription receivable		1,362	0
Other current assets		189	226
Prepaid expenses and other current assets	$ 2,138	$ 2,117	$ 759